UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2006

ENER1, INC.
(Exact name of registrant as specified in its charter)

Florida	000-21138	59-2479377
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 West Cypress Creek Road, Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 556-4020
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 9, 2006, Ener1, Inc. dismissed its chairman and chief executive officer, Kevin Fitzgerald. Ener1, Inc.’s board of directors has appointed Ronald Stewart (currently also Ener1, Inc.’s interim chief financial officer) to serve as chairman and chief executive officer of Ener1, Inc. on an interim basis.

    Mr. Stewart has served as general counsel of the Company since April 2002 and executive vice president of the Company since September 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENER1, INC.

Date: January 13, 2006	By:	/s/ Ronald Stewart

Interim Chief Executive Officer